Investments in Available-For-Sale Securities	6 Months Ended
Jun. 30, 2015
Investments, Debt and Equity Securities [Abstract]
Investments in Available-For-Sale Securities
INVESTMENTS IN AVAILABLE-FOR-SALE SECURITIES

(in thousands of $)	June 30, 2015	December 31, 2014
Golar Partners	40,485	275,307

The investment in Golar Partners represents our interest in the common units, which includes an unrealized loss of $8.6 million as of June 30, 2015 (December 31, 2014: gain of $15.7 million). On January 8, 2015, we completed a secondary offering of 7,170,000 common units held in Golar Partners, at a price of $29.90 per unit. Following completion of the secondary offering, that generated net proceeds of approximately $207.4 million, our interest in Golar Partners decreased to 30%.